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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                     CREDIT SUISSE NEW YORK TAX EXEMPT FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

Change of Sub-Investment Adviser. Effective August 1, 2002, BlackRock Institutional Management Corporation will no longer serve as the fund's sub-investment adviser. A portfolio management team at Credit Suisse Asset Management, LLC, the fund's investment adviser, will make the fund's day-to-day investment decisions.

Dated: July 25, 2002                                                     16-0702
                                                                             for
                                                                           WPMMF
                                                                           CSMMA